UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2012

Semi-Annual Repor  t

Legg Mason

Esemplia

Emerging Markets

Equity Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Esemplia Emerging Markets Equity Fund

Fund objective

The Fund seeks to provide long-term capital growth.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Esemplia Emerging Markets Equity Fund for the six-month reporting period ended April 30, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

Upon the recommendation of Legg Mason Partners Fund Advisor, LLC, the Fund’s manager, and Legg Mason International Equities Limited (trading under the name “Esemplia Emerging Markets”), one of the Fund’s subadvisers, the Board of Trustees of Legg Mason Partners Equity Trust has approved changes to the Fund’s name, investment objective, investment policies and strategies, and performance benchmark. All of these changes become effective on or about July 30, 2012. For more information regarding these changes, please see the Fund’s prospectus.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 31, 2012

Legg Mason Esemplia Emerging Markets Equity Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended April 30, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.8% in the third quarter of 2011. The economy then gathered further momentum late in 2011, as the Commerce Department reported that fourth quarter GDP growth was 3.0% — the fastest pace since the second quarter of 2010. However, economic growth in the U.S. then moderated somewhat, as the Commerce Department’s second estimate for first quarter 2012 GDP growth was 1.9%.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.9%. Unemployment then generally declined over the next six months and was 8.1% in April 2012, the lowest rate since January 2009. The housing market showed some positive signs, although it still appears to be searching for a bottom. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. However, existing-home sales rose 3.4% on a seasonally adjusted basis in April 2012 versus the previous month. In addition, the NAR reported that the median existing-home price for all housing types was $177,400 in April 2012, up 10.1% from

April 2011. Despite these positives, the inventory of unsold homes rose 9.5% in April versus the previous month.

After experiencing a soft patch in the summer of 2011, the manufacturing sector expanded at a stronger pace during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in August 2011, it had a reading of 50.6, its lowest reading in two years (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector gathered momentum and ended January 2012 at 54.1, its highest reading since June 2011. After falling to 52.4 in February, the PMI rose to 53.4 in March and 54.8 in April. In addition, sixteen of the eighteen industries tracked by the Institute for Supply Management expanded in April. By comparison, fifteen and eleven industries expanded in March and February, respectively.

While the U.S. economy continued to expand during the reporting period, growth generally moderated overseas. In April 2012, the International Monetary Fund (“IMF”) stated that “global growth is projected to drop from about 4% in 2011 to about 3.5% in 2012 because of weak activity during the second half of 2011 and the first half of 2012.” The IMF now anticipates 2012 growth will be -0.3% in the Eurozone and 2.0% in Japan. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF projects that growth will fall from approximately 5.8% in 2011 to 5.7% in 2012.

IV	Legg Mason Esemplia Emerging Markets Equity Fund

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. Looking back, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” The Fed repeated this point at its meeting in April, saying “To support a stronger economic recovery and to help ensure that inflation, over time, is at the rate most consistent with its dual mandate, the Committee expects to maintain a highly accommodative stance for monetary policy.”

Performance review

For the six months ended April 30, 2012, Class A shares of Legg Mason Esemplia Emerging Markets Equity Fund, excluding sales charges, returned 2.48%. The Fund’s unmanaged benchmark, the MSCI Emerging Markets Indexv, returned 3.93% for the same period. The Lipper Emerging Markets Funds Category Average1 returned 4.92% over the same time frame.

Performance Snapshot as of April 30, 2012 (unaudited)
(excluding sales charges)	6 months
Legg Mason Esemplia Emerging Markets Equity Fund:
Class A	2.48%
Class B2	2.17%
Class C	2.13%
Class I	2.86%
MSCI Emerging Markets Index	3.93%
Lipper Emerging Markets Funds Category Average[1]	4.92%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 524 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Legg Mason Esemplia Emerging Markets Equity Fund	V

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 29, 2012, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 3.12%, 4.80%, 3.89% and 2.71%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 2.00% for Class A shares, 2.75% for Class B shares, 2.75% for Class C shares and 1.35% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) lowered interest rates from 1.50% to 1.25% in November 2011. In December, the ECB lowered interest rates to 1.00%, equaling its all-time low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. With growth rates declining, both China and India lowered their cash reserve ratio for banks during the reporting period. This could be a precursor to lowering interest rates if global growth stalls further.

Q. How did the emerging market equity market perform during the reporting period?

A. Despite periods of heightened volatility, emerging market equities generated a positive return for the six-month reporting period. Fears related to the European sovereign debt crisis and uncertainties regarding China’s ability to orchestrate a soft landing for its economy caused emerging market equities to decline over the first two months of the reporting period. Emerging market equities then rose sharply over the next two months, as investor risk appetite was robust given some better-than-expected economic data in the U.S. and signs of progress in Europe. However, the market then experienced another setback during the last two months of the period. This was triggered by decelerating growth in many developed countries, as well as renewed fears of contagion in Europe and mixed economic data in China. All told, during the six months ended April 30, 2012, the MSCI Emerging Markets Index returned 3.93%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 31, 2012

VI	Legg Mason Esemplia Emerging Markets Equity Fund

Investment commentary (cont’d)

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Diversification does not assure against market loss. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Legg Mason Esemplia Emerging Markets Equity Fund 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2012 and October 31, 2011. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Esemplia Emerging Markets Equity Fund 2012 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2011 and held for the six months ended April 30, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.48%	$1,000.00	$1,024.80	2.00%	$10.07	Class A	5.00%	$1,000.00	$1,014.92	2.00%	$10.02
Class B	2.17	1,000.00	1,021.70	2.75	13.82	Class B	5.00	1,000.00	1,011.19	2.75	13.75
Class C	2.13	1,000.00	1,021.30	2.75	13.82	Class C	5.00	1,000.00	1,011.19	2.75	13.75
Class I	2.86	1,000.00	1,028.60	1.35	6.81	Class I	5.00	1,000.00	1,018.15	1.35	6.77

[1]	For the six months ended April 30, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Legg Mason Esemplia Emerging Markets Equity Fund 2012 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2012

Legg Mason Esemplia Emerging Markets Equity Fund

Security	Shares	Value
Common Stocks — 95.1%
Consumer Discretionary — 7.2%
Automobiles — 0.6%
Hyundai Motor Co.	658	$156,330
Hotels, Restaurants & Leisure — 2.3%
Genting Berhad	113,200	386,810
Wynn Macau Ltd.	49,600	159,183
Total Hotels, Restaurants & Leisure		545,993
Household Durables — 0.8%
PDG Realty SA Empreendimentos e Participacoes	87,000	205,388	*
Multiline Retail — 2.9%
Lotte Shopping Co., Ltd.	1,028	319,282
S.A.C.I. Falabella	39,888	391,397
Total Multiline Retail		710,679
Textiles, Apparel & Luxury Goods — 0.6%
Delta Dunia Makmur Tbk PT	2,529,500	140,367	*
Total Consumer Discretionary		1,758,757
Consumer Staples — 7.9%
Beverages — 1.6%
Coca-Cola Femsa SA de CV, ADR	3,695	391,486	*
Food & Staples Retailing — 1.7%
X5 Retail Group NV, GDR	16,658	421,114	*
Food Products — 3.0%
Charoen Pokphand Foods Public Co., Ltd.	315,500	418,102	(a)
Tingyi (Cayman Islands) Holding Corp.	114,000	304,885
Total Food Products		722,987
Personal Products — 1.6%
Natura Cosmeticos SA	16,300	374,118
Total Consumer Staples		1,909,705
Energy — 13.6%
Oil, Gas & Consumable Fuels — 13.6%
Cairn India Ltd.	51,647	339,527	*
China Shenhua Energy Co., Ltd., Class H Shares	111,000	492,863	*
CNOOC Ltd.	290,000	618,226
Pacific Rubiales Energy Corp.	25,639	735,546
PTT Public Co., Ltd.	21,200	241,990	(a)
Rosneft Oil Co., GDR	52,680	375,872	*
Sasol Ltd.	10,487	498,343
Total Energy		3,302,367

See Notes to Financial Statements.

4	Legg Mason Esemplia Emerging Markets Equity Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Legg Mason Esemplia Emerging Markets Equity Fund

Security	Shares	Value
Financials — 19.3%
Commercial Banks — 18.4%
ABSA Group Ltd.	23,645	$486,689
Agricultural Bank of China, Class H Shares	512,000	242,846
Banco do Brasil SA	28,500	352,559
Bank of India	33,433	223,690
China Construction Bank, Class H Shares	1,119,870	873,246
Industrial & Commercial Bank of China Ltd., Class H Shares	1,182,975	788,279
Nomos-Bank, GDR	25,409	341,497	*
Punjab National Bank	18,130	291,938
Sberbank of Russia, ADR	35,190	455,711
Shinhan Financial Group Co., Ltd.	11,755	410,859
Total Commercial Banks		4,467,314
Real Estate Management & Development — 0.9%
China Overseas Land & Investment Ltd.	108,000	234,412
Total Financials		4,701,726
Health Care — 1.8%
Health Care Equipment & Supplies — 0.9%
Shandong Weigao Group Medical Polymer Co. Ltd., Class H Shares	192,000	221,977
Pharmaceuticals — 0.9%
Genomma Lab Internacional SA, Class B Shares	117,500	206,568	*
Total Health Care		428,545
Industrials — 7.7%
Airlines — 1.3%
AirAsia Berhad	287,200	316,053
Construction & Engineering — 2.0%
Aveng Ltd.	50,612	258,876
GS Engineering & Construction Corp.	3,033	226,242
Total Construction & Engineering		485,118
Industrial Conglomerates — 1.1%
Shanghai Industrial Holdings Ltd.	80,000	267,057
Machinery — 3.3%
Tata Motors Ltd., ADR	16,429	488,762
Weg SA	31,000	327,540
Total Machinery		816,302
Total Industrials		1,884,530
Information Technology — 15.5%
Communications Equipment — 1.4%
AAC Acoustic Technology Holdings Inc.	118,000	348,282

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Equity Fund 2012 Semi-Annual Report	5

Legg Mason Esemplia Emerging Markets Equity Fund

Security	Shares	Value
Internet Software & Services — 5.1%
Baidu.com Inc., ADR	2,392	$317,419	*
Mail.ru Group Ltd., GDR	10,648	460,526	*
Tencent Holdings Ltd.	14,600	459,152
Total Internet Software & Services		1,237,097
Semiconductors & Semiconductor Equipment — 9.0%
Samsung Electronics Co., Ltd.	1,154	1,419,365
Siliconware Precision Industries Co.	359,000	425,881
Taiwan Semiconductor Manufacturing Co., Ltd.	110,000	326,891
Total Semiconductors & Semiconductor Equipment		2,172,137
Total Information Technology		3,757,516
Materials — 12.7%
Chemicals — 3.0%
Mexichem SA de CV	97,400	363,027
Nan Ya Plastics Corp.	173,000	356,561
Total Chemicals		719,588
Metals & Mining — 9.7%
African Minerals Ltd.	54,841	462,807	*
Eurasian Natural Resources Corp.	32,299	293,279
Hindalco Industries Ltd.	133,564	305,398
Polymetal International PLC	21,506	319,354	*
POSCO	1,007	334,590
Severstal, GDR	27,077	366,352
Sterlite Industries India Ltd.	100,788	203,680
Sterlite Industries India Ltd., ADR	9,087	74,422
Total Metals & Mining		2,359,882
Total Materials		3,079,470
Telecommunication Services — 8.6%
Diversified Telecommunication Services — 1.9%
PT Telekomunikasi Indonesia Tbk	54,500	50,405
PT XL Axiata Tbk	706,000	414,820
Total Diversified Telecommunication Services		465,225
Wireless Telecommunication Services — 6.7%
China Mobile (Hong Kong) Ltd.	22,500	249,399
Empresa Nacional de Telecomunicaciones S.A.	20,192	400,135
MTN Group Ltd.	30,932	540,739
Tim Participacoes SA, ADR	14,201	425,036
Total Wireless Telecommunication Services		1,615,309
Total Telecommunication Services		2,080,534

See Notes to Financial Statements.

6	Legg Mason Esemplia Emerging Markets Equity Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Legg Mason Esemplia Emerging Markets Equity Fund

Security			Shares	Value
Utilities — 0.8%
Independent Power Producers & Energy Traders — 0.8%
Tractebel Energia SA			11,200	$193,017
Total Common Stocks (Cost — $20,635,309)				23,096,167
Preferred Stocks — 2.4%
Financials — 2.1%
Commercial Banks — 2.1%
Itau Unibanco Banco Multiple SA, ADR			33,210	521,065
Materials — 0.3%
Metals & Mining — 0.3%
Mechel OAO, ADR			22,057	74,994	*
Total Preferred Stocks (Cost — $436,214)				596,059
Total Investments Before Short-Term Investments (Cost — $21,071,523)				23,692,226

	Rate	Maturity Date	Face Amount
Short-Term Investments — 2.3%
Repurchase Agreements — 2.3%
Interest in $282,845,000 joint tri-party repurchase agreement dated 4/30/12 with Deutsche Bank Securities Inc.; Proceeds at maturity — $556,003; (Fully collateralized by various U.S. government agency obligations, 1.000% to 3.750% due 6/20/12 to 3/21/16; Market value — $567,122) (Cost — $556,000)	0.200%	5/1/12	$556,000	556,000
Total Investments — 99.8% (Cost — $21,627,523#)				24,248,226
Other Assets in Excess of Liabilities — 0.2%				39,592
Total Net Assets — 100.0%				$24,287,818

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Equity Fund 2012 Semi-Annual Report	7

Legg Mason Esemplia Emerging Markets Equity Fund

Summary of Investments by Country**
South Korea	11.8%
China	11.8
Brazil	9.9
India	7.9
South Africa	7.4
Russia	6.7
Hong Kong	6.1
Cayman Islands	5.1
Taiwan	4.6
Mexico	4.0
Chile	3.3
Canada	3.0
Malaysia	2.9
Thailand	2.7
Indonesia	2.5
Bermuda	1.9
British Virgin Islands	1.9
Netherlands Antilles	1.7
Jersey	1.3
United Kingdom	1.2
Short-Term Investments	2.3
100.0%

**	As a percentage of total investments. Please note that Fund holdings are as of April, 30, 2012 and are subject to change.

See Notes to Financial Statements.

8	Legg Mason Esemplia Emerging Markets Equity Fund 2012 Semi-Annual Report

Statement of assets and liabilities

April 30, 2012 (unaudited)

Assets:
Investments, at value (Cost — $21,627,523)	$24,248,226
Foreign currency, at value (Cost — $74,620)	74,492
Cash	797
Receivable for Fund shares sold	83,987
Dividends and interest receivable	41,456
Prepaid expenses	32,351
Total Assets	24,481,309

Liabilities:
Payable for Fund shares repurchased	26,824
Accrued foreign capital gains tax	15,660
Service and/or distribution fees payable	6,106
Investment management fee payable	1,774
Trustees’ fees payable	691
Accrued expenses	142,436
Total Liabilities	193,491
Total Net Assets	$24,287,818

Net Assets:
Par value (Note 7)	$15
Paid-in capital in excess of par value	32,852,172
Overdistributed net investment income	(281,127)
Accumulated net realized loss on investments and foreign currency transactions	(10,887,737)
Net unrealized appreciation on investments and foreign currencies	2,604,495
Total Net Assets	$24,287,818

Shares Outstanding:
Class A	1,131,132
Class B	122,881
Class C	88,084
Class I	163,683

Net Asset Value:
Class A (and redemption price)	$16.56
Class B*	$13.18
Class C*	$13.04
Class I (and redemption price)	$17.00
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$17.57

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Equity Fund 2012 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended April 30, 2012

Investment Income:
Dividends	$159,550
Interest	182
Less: Foreign taxes withheld	(18,664)
Total Investment Income	141,068

Expenses:
Investment management fee (Note 2)	102,349
Transfer agent fees (Note 5)	69,822
Custody fees	51,266
Service and/or distribution fees (Notes 2 and 5)	37,672
Legal fees	33,417
Registration fees	26,832
Audit and tax	23,844
Shareholder reports	13,290
Fund accounting fees	2,165
Trustees’ fees	1,652
Insurance	1,112
Miscellaneous expenses	2,486
Total Expenses	365,907
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(122,638)
Net Expenses	243,269
Net Investment Loss	(102,201)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Loss From:
Investment transactions	(620,813)
Foreign currency transactions	(26,331)
Net Realized Loss	(647,144)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,296,949
Foreign currencies	(7,896)
Change in Net Unrealized Appreciation (Depreciation)	1,289,053
Net Gain on Investments and Foreign Currency Transactions	641,909
Increase in Net Assets from Operations	$539,708

See Notes to Financial Statements.

10	Legg Mason Esemplia Emerging Markets Equity Fund 2012 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2012 (unaudited) and the Year Ended October 31, 2011	2012	2011

Operations:
Net investment income (loss)	$(102,201)	$89,531
Net realized loss	(647,144)	(1,360,241)
Change in net unrealized appreciation (depreciation)	1,289,053	(10,785,660)
Increase (Decrease) in Net Assets From Operations	539,708	(12,056,370)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(401,531)	—
Decrease in Net Assets From Distributions to Shareholders	(401,531)	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	4,627,276	24,523,738
Reinvestment of distributions	347,633	—
Cost of shares repurchased	(6,702,646)	(41,698,650)
Decrease in Net Assets From Fund Share Transactions	(1,727,737)	(17,174,912)
Decrease in Net Assets	(1,589,560)	(29,231,282)

Net Assets:
Beginning of period	25,877,378	55,108,660
End of period*	$24,287,818	$25,877,378
* Includes (overdistributed) and undistributed net investment income, respectively of:	$(281,127)	$222,605

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Equity Fund 2012 Semi-Annual Report	11

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$16.45	$19.63	$15.98	$9.96	$25.71	$17.00

Income (loss) from operations:
Net investment income (loss)	(0.07)	0.04	0.00 [3]	0.03	0.14	0.10
Net realized and unrealized gain (loss)	0.44	(3.22)	3.65	6.14	(13.65)	9.67
Total income (loss) from operations	0.37	(3.18)	3.65	6.17	(13.51)	9.77

Less distributions from:
Net investment income	(0.26)	—	—	(0.15)	(0.04)	(0.03)
Net realized gains	—	—	—	—	(2.20)	(1.03)
Total distributions	(0.26)	—	—	(0.15)	(2.24)	(1.06)

Net asset value, end of period	$16.56	$16.45	$19.63	$15.98	$9.96	$25.71
Total return[4]	2.48%	(16.20)%	22.84%	63.01%	(57.27)%	60.47%

Net assets, end of period (000s)	$18,737	$20,232	$47,517	$34,356	$35,031	$57,167

Ratios to average net assets:
Gross expenses	2.94%[5]	1.84%	1.85%	2.12%	1.59%	1.76%[6]
Net expenses[7,8]	2.00 [5,9]	1.81 [9]	1.85	2.00 [9]	1.55 [9]	1.75 [6,9]
Net investment income (loss)	(0.83) [5]	0.21	0.02	0.25	0.74	0.53

Portfolio turnover rate	34%	94%	88%	138%	75%	70%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2012 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.75%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12	Legg Mason Esemplia Emerging Markets Equity Fund 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class B Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$13.09	$15.77	$12.95	$8.08	$21.48	$14.48

Income (loss) from operations:
Net investment loss	(0.10)	(0.12)	(0.13)	(0.05)	(0.07)	(0.08)
Net realized and unrealized gain (loss)	0.36	(2.56)	2.95	4.98	(11.13)	8.11
Total income (loss) from operations	0.26	(2.68)	2.82	4.93	(11.20)	8.03

Less distributions from:
Net investment income	(0.17)	—	—	(0.06)	—	—
Net realized gains	—	—	—	—	(2.20)	(1.03)
Total distributions	(0.17)	—	—	(0.06)	(2.20)	(1.03)

Net asset value, end of period	$13.18	$13.09	$15.77	$12.95	$8.08	$21.48
Total return[3]	2.17%	(16.99)%	21.78%	61.60%	(57.74)%	58.83%

Net assets, end of period (000s)	$1,619	$1,842	$2,402	$1,867	$1,018	$1,711

Ratios to average net assets:
Gross expenses	4.46%[4]	3.52%	3.28%	3.99%	3.30%	4.44%[5]
Net expenses[6,7,8]	2.75 [4]	2.75	2.75	2.75	2.75	2.75 [5]
Net investment loss	(1.58) [4]	(0.80)	(0.91)	(0.50)	(0.43)	(0.46)

Portfolio turnover rate	34%	94%	88%	138%	75%	70%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2012 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 4.43% and 2.75%, respectively.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Equity Fund 2012 Semi-Annual Report	13

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$12.96	$15.61	$12.81	$7.99	$21.27	$14.34

Income (loss) from operations:
Net investment loss	(0.10)	(0.13)	(0.10)	(0.05)	(0.06)	(0.07)
Net realized and unrealized gain (loss)	0.35	(2.52)	2.90	4.93	(11.02)	8.03
Total income (loss) from operations	0.25	(2.65)	2.80	4.88	(11.08)	7.96

Less distributions from:
Net investment income	(0.17)	—	—	(0.06)	—	—
Net realized gains	—	—	—	—	(2.20)	(1.03)
Total distributions	(0.17)	—	—	(0.06)	(2.20)	(1.03)

Net asset value, end of period	$13.04	$12.96	$15.61	$12.81	$7.99	$21.27
Total return[3]	2.13%	(16.98)%	21.86%	61.69%	(57.74)%	58.91%

Net assets, end of period (000s)	$1,149	$1,265	$2,109	$959	$521	$784

Ratios to average net assets:
Gross expenses	3.67%[4]	2.80%	2.84%	3.43%	3.22%	4.16%[5]
Net expenses[6,7,8]	2.75 [4]	2.70	2.73	2.75	2.75	2.75 [5]
Net investment loss	(1.58) [4]	(0.83)	(0.75)	(0.48)	(0.37)	(0.44)

Portfolio turnover rate	34%	94%	88%	138%	75%	70%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2012 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 4.16% and 2.75%, respectively.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

14	Legg Mason Esemplia Emerging Markets Equity Fund 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$16.93	$20.11	$16.29	$10.13	$25.78	$17.04

Income (loss) from operations:
Net investment income (loss)	(0.01)	0.12	0.10	0.12	0.19	0.19
Net realized and unrealized gain (loss)	0.44	(3.30)	3.72	6.23	(13.50)	9.69
Total income (loss) from operations	0.43	(3.18)	3.82	6.35	(13.31)	9.88

Less distributions from:
Net investment income	(0.36)	—	—	(0.19)	(0.14)	(0.11)
Net realized gains	—	—	—	—	(2.20)	(1.03)
Total distributions	(0.36)	—	—	(0.19)	(2.34)	(1.14)

Net asset value, end of period	$17.00	$16.93	$20.11	$16.29	$10.13	$25.78
Total return[3]	2.86%	(15.81)%	23.45%	64.06%	(56.48)%	61.24%

Net assets, end of period (000s)	$2,783	$2,538	$3,081	$1,375	$318	$57,428

Ratios to average net assets:
Gross expenses	2.49%[4]	1.70%	1.83%	1.55%	1.18%	1.32%[5]
Net expenses[6,7,8]	1.35 [4]	1.35	1.35	1.35	1.15	1.31 [5]
Net investment income (loss)	(0.14) [4]	0.64	0.56	0.88	0.91	0.97

Portfolio turnover rate	34%	94%	88%	138%	75%	70%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2012 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.32% and 1.31%, respectively.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Equity Fund 2012 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Esemplia Emerging Markets Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party

16	Legg Mason Esemplia Emerging Markets Equity Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Esemplia Emerging Markets Equity Fund 2012 Semi-Annual Report	17

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer staples	$1,491,603	$418,102	—	$1,909,705
Energy	3,060,377	241,990	—	3,302,367
Other common stocks	17,884,095	—	—	17,884,095
Preferred stocks	596,059	—	—	596,059
Total long-term investments	$23,032,134	$660,092	—	$23,692,226
Short-term investments†	—	556,000	—	556,000
Total investments	$23,032,134	$1,216,092	—	$24,248,226

†	See Schedule of Investments for additional detailed categorizations.

For the six months ended April 30, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At April 30, 2012, securities valued at $12,290,056 were transferred from Level 2 to Level 1 within the fair value hierarchy.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign

18	Legg Mason Esemplia Emerging Markets Equity Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the

Legg Mason Esemplia Emerging Markets Equity Fund 2012 Semi-Annual Report	19

Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indian and Thai securities held by the Fund are subject to capital gains tax in those countries. As of April 30, 2012, there were $15,660 of capital gains tax liabilities accrued on unrealized gains.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason International Equities Limited (trading under the name “Esemplia Emerging Markets”) (“Esemplia”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, Esemplia and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

20	Legg Mason Esemplia Emerging Markets Equity Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays Esemplia and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, B, C and I shares did not exceed 2.00%, 2.75%, 2.75% and 1.35%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the six months ended April 30, 2012, fees waived and/or expenses reimbursed amounted to $122,638.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For purchases made after August 1, 2012, the CDSC will apply to redemption of Class A shares within 18 months of purchase.

For the six months ended April 30, 2012, LMIS and its affiliates received sales charges of approximately $9,000 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2012, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$3,000	$0	*
*	Amount represents less than $1,000.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Esemplia Emerging Markets Equity Fund 2012 Semi-Annual Report	21

3. Investments

During the six months ended April 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$8,283,472
Sales	11,048,700

At April 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,066,368
Gross unrealized depreciation	(1,445,665)
Net unrealized appreciation	$2,620,703

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended April 30, 2012, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$23,335	$51,199
Class B	8,522	11,171
Class C	5,815	3,036
Class I	—	4,416
Total	$37,672	$69,822

For the six months ended April 30, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$88,196
Class B	14,554
Class C	5,339
Class I	14,549
Total	$122,638

22	Legg Mason Esemplia Emerging Markets Equity Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

6. Distributions to shareholders by class

	Six Months Ended April 30, 2012	Year Ended October 31, 2011
Net Investment Income:
Class A	$308,967	—
Class B	22,708	—
Class C	16,283	—
Class I	53,573	—
Total	$401,531	—

7. Shares of beneficial interest

At April 30, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	238,062	$3,836,843	1,113,911	$21,767,618
Shares issued on reinvestment	20,617	295,441	—	—
Shares repurchased	(357,819)	(5,729,486)	(2,304,016)	(38,231,056)
Net decrease	(99,140)	$(1,597,202)	(1,190,105)	$(16,463,438)
Class B
Shares sold	7,088	$94,070	49,824	$783,494
Shares issued on reinvestment	1,985	22,683	—	—
Shares repurchased	(26,906)	(350,762)	(61,394)	(950,264)
Net decrease	(17,833)	$(234,009)	(11,570)	$(166,770)

Class C
Shares sold	6,143	$75,978	18,092	$273,901
Shares issued on reinvestment	1,405	15,891	—	—
Shares repurchased	(17,082)	(215,392)	(55,587)	(818,777)
Net decrease	(9,534)	$(123,523)	(37,495)	$(544,876)

Class I
Shares sold	37,657	$620,385	84,593	$1,698,725
Shares issued on reinvestment	928	13,618	—	—
Shares repurchased	(24,808)	(407,006)	(87,909)	(1,698,553)
Net increase (decrease)	13,777	$226,997	(3,316)	$172

8. Capital loss carryforward

As of October 31, 2011, the Fund had a net capital loss carryforward of approximately $9,722,614, of which $7,873,644 expires in 2017 and $1,848,970 expires in 2019. These amounts will be available to offset any future taxable capital gains.

Legg Mason Esemplia Emerging Markets Equity Fund 2012 Semi-Annual Report	23

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the

24	Legg Mason Esemplia Emerging Markets Equity Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Plaintiffs agreed to dismiss the case, and a Stipulation of Dismissal with Prejudice was filed with the court on October 20, 2011, terminating the litigation.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

Legg Mason Esemplia Emerging Markets Equity Fund	25

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Legg Mason International Equities Limited (trading under the name “Esemplia Emerging Markets”) (“Esemplia”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with Esemplia, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the

26	Legg Mason Esemplia Emerging Markets Equity Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and Esemplia’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional emerging markets funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended June 30, 2011. The Fund performed below the median during each period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2011, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus

Legg Mason Esemplia Emerging Markets Equity Fund	27

the Performance Universe during the periods under review. The Trustees noted that the Manager and Esemplia were committed to providing the resources necessary to assist the Fund’s portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and Esemplia charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 13 retail front-end load emerging markets funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load emerging markets funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the funds in the Expense Group and lower than the average management fee paid by the funds in the Expense Universe, but that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group

28	Legg Mason Esemplia Emerging Markets Equity Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

and higher than the average total expense ratio of the other funds in the Expense Universe. The Trustees also reviewed and considered the Manager’s fee waiver and/or expense reimbursement arrangements, if any.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

Legg Mason Esemplia Emerging Markets Equity Fund	29

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason Esemplia

Emerging Markets Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason International Equities Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Esemplia Emerging Markets Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Esemplia Emerging Markets Equity Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of Legg Mason Esemplia Emerging Markets Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD03192 6/12 SR12-1664

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	June 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	June 22, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer of
Legg Mason Partners Equity Trust

Date:	June 22, 2012